Essentia Water, Inc.
                                  Balance Sheet
                             As of January 31, 2000

                                                                  Jan 31, 2000
                                                                  ------------
ASSETS
  Current Assets
    Checking/Savings
      1000 - Cash & Cash Equivalents                               $      945
                                                                    ---------
    Total Checking/Savings                                                945
                                                                    ---------

    Accounts Receivable
      1100 Trade Accounts Receivable                                   52,234
                                                                    ---------
    Total Accounts Receivable                                          52,234
                                                                    ---------

    Other Current Assets
      1120 - Accounts Receivable - PPI                                 19,754
      1160 - Other Accounts Receivable                                 41,736
      1200 - Product Inventory                                         57,504
      1300 - Raw Materials Inventory                                  107,150
      1500 - Prepaid Items                                             64,063
                                                                    ---------

    Total Other Current Assets                                        290,207
                                                                    ---------

  Total Current Assets                                                343,386
                                                                    ---------
  Fixed Assets
    1600 - Property, Plant, & Equipment                               338,394
    1700 - Accumulated Depreciation                                   (56,882)
                                                                    ---------

  Total Fixed Assets                                                  281,512
                                                                    ---------

TOTAL ASSETS                                                       $  624,898
                                                                    =========

LIABILITIES & EQUITY
  Liabilities
    Current Liabilities
       Accounts Payable
         2000 - Trade Accounts Payable                             $  231,658
                                                                    ---------

       Total Accounts Payable                                         231,658
                                                                    ---------
       Other Current Liabilities
         2100 - Other Current Obligations                              43,336
         2410 - Notes Payable to Shareholder                          400,000
         2420 - Advances from Parent                                  150,000
                                                                   ----------

       Total Other Current Liabilities                                593,336
                                                                   ----------

     Total Current Liabilities                                        824,994
                                                                   ----------

   Total Liabilities                                                  824,994
                                                                   ----------
   Equity
     3000 - Common Stock                                            1,058,847
     3900 - Retained Earnings                                      (1,191,730)
       Net Income                                                     (67,213)
                                                                   ----------

    Total Equity                                                     (200,096)
                                                                   ----------

TOTAL LIABILITIES & EQUITY                                        $   624,898
                                                                   ==========

                              Easentla Water, Inc.
                             Statement of Operations
                                  January 2000

                                                                     Jan 2000
                                                                    ----------
Ordinary Income/Expense
  Income
    4000 - Bottled Water Sales                                      $   43,348
    4200 - Discounts                                                    (4,880)
                                                                     ---------

  Total Income                                                          38,468
                                                                     ---------
  Cost of Goods Sold
    5300 - Product Cost                                                 22,187
    5400 - Freight                                                       3,019
    5500 - Warehousing                                                   1,490
                                                                     ---------

  Total COGS                                                            26,696
                                                                     ---------

Gross Profit                                                            11,773
                                                                     ---------
  Expense
    6000 - Selling & Marketing                                          40,288
    7000 - Operations                                                    4,557
    8000 - General & Administrative                                     26,186
                                                                     ---------

  Total Expense                                                         71,031
                                                                     ---------

Net Ordinary Income (Loss)                                             (59,258)

Other Income/Expense
  Other Expense
    9900 - Interest Expense                                              3,567
    9950 - Depreciation & Amortization                                   4,388
                                                                    ----------

  Total Other Expense                                                    7,955
                                                                    ----------

Net Income (Loss)                                                  $   (67,213)
                                                                    ==========

                              Essentie Water, Inc,
                             Statement of Cash Flows
                      For the Month Ended January 31, 2000

Operating Activities:

  Net lose                                                           $ (67,213)
  Depreciation & amortization                                            4,388
  Cash provided (used) by changes in operating
    assets and liabilities:
    Accounts receivable                                                (18,059)
    Inventories                                                        (85,907)
    Prepaid assets                                                     (29,653)
    Accounts payable                                                   125,778
    Accrued obligations                                                 22,358
                                                                     ----------

    Net cash used by operating activities                              (48,308)
                                                                     ----------

Investing Activities:

  Purchase of plant end equipment                                       (5,889)
                                                                     ----------

    Cash used by Investing activities                                   (5,889)
                                                                     ----------

Financing Activities:

  Advances from parent
                                                                     ----------
    Cash provided by financing activities                                    -
                                                                     ----------

Net Decrease in Cash and Cash Equivalents                              (54,197)

Cash at Beginning of Period                                             55,142
                                                                     ----------

Cash at End of Period                                                $     945
                                                                     ==========